Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS SECOND QUARTER 2017 REVENUES OF $5.9 MILLION; ($1.1 MILLION) NET LOSS; ADJUSTED EBITDA OF $0.5 MILLION

Total First Half Fiscal 2017 Revenue $11.8 Million; Net Loss ($3.1 million)

Break-Even Adjusted EBITDA

Atlanta, GA — September 13, 2017 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises, today announced financial results for the second quarter and first half of fiscal 2017, which ended July 31, 2017.

Revenues for the three-month period ended July 31, 2017 decreased approximately 20% to $5.9 million over the revenues for the three-month period ended July 31, 2016 of $7.4 million, which included $1.0 million of perpetual license revenue.  Revenue was down approximately 7% year-over-year in the second quarter of fiscal 2017 when excluding the perpetual license revenue for the same period in 2016 ($5.9 million as compared to $6.4 million).  Recurring revenue comprised 82% of total revenue in the quarter. Revenues for the first six months of fiscal year 2017 were $11.8 million, down approximately 16% as compared to $14.1 million in the first half of fiscal 2016.  Revenue for the first six months of fiscal 2017 was down approximately 9% from the same period in 2016 when excluding the perpetual license revenue for the same period in 2016.

Net loss for the second quarter of fiscal 2017 was $(1.1 million) as compared to a ($.7 million) net loss in the same period a year ago.  Net loss for the six months of fiscal 2017 was ($3.1 million) as compared to ($2.2 million) net loss for the same period in 2016.

Adjusted EBITDA for the second quarter of fiscal 2017 was $0.5 million, down from $1.6 million in the second quarter of 2016. Adjusted EBITDA for the first six months of fiscal 2017 was break-even, as compared to $2.2 million in the first half of fiscal 2016.

“Our second quarter financial performance started to show some of the promise we envisioned when we refocused our efforts to the middle of the revenue cycle.  During the quarter, we sold auditing services to four new clients such as Iora Health headquartered in Boston, Union General in Louisiana and St. Francis Medical Center in Missouri,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “Although these new contracts are small in terms of initial revenue contribution, we believe there is the opportunity for growth within each of these as we bring new technology to the relationships. Our pipeline for our new Streamline Health eValuator™ remains robust.  We closed a new client after the second quarter ended which we believe will be one of many throughout the second half of our fiscal year. We continue to believe that we will generate incremental growth in our bookings in the second half of this year and into 2018.

Our balance sheet was mostly unchanged from the first quarter of this year as our cash on hand decreased the same amount as our debt.  Going forward, we do not foresee paying down our debt at such an accelerated pace; rather we plan to grow our cash on hand.”

Highlights for the three months ended July 31, 2017 included:

•                  Revenue for the second quarter 2017 was $5.9 million;

•                  Net loss for the second quarter 2017 was $(1.1 million);

•                  Adjusted EBITDA for the second quarter 2017 was $0.5 million;

•                  New sales bookings for the quarter were $1.1 million; and

•                  Backlog at the end of the quarter was $46.3 million.

Conference Call Information

An accompanying conference call will be hosted by David Sides, Chief Executive Officer and Nicholas Meeks, Senior Vice President and Chief Financial Officer. The call will be held at 9:00 AM ET, on Thursday, September 14, 2017 and will be accompanied by a live webcast. Please refer to the information below for conference call dial-in information and webcast registration.

Conference Date: September 14, 2017, 9:00 AM ET

Webcast Registration: Click Here

Conference Dial-In: 866-564-2842

Conference Passcode: 5680323

Conference Call Name: Streamline Health Solutions Second Quarter 2017 Results Call

Following the call, a replay will be available on the Company’s website, www.streamlinehealth.net, in the Investor Relations section.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — providing actionable insights that support revenue cycle optimization for healthcare enterprises.   We deliver integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2017	2016	2017	2016
Revenues:
Systems sales	$328,692	$1,364,771	$707,415	$1,876,038
Professional services	571,812	548,080	991,847	1,238,695
Audit Services	291,441	—	639,460	—
Maintenance and support	3,278,562	3,732,488	6,633,334	7,488,041
Software as a service	1,442,652	1,728,724	2,867,784	3,438,510
Total revenues	5,916,159	7,374,063	11,839,840	14,041,284

Operating expenses:
Cost of systems sales	596,799	671,631	1,162,850	1,417,115
Cost of professional services	543,206	529,024	1,258,421	1,167,788
Cost of Audit Services	391,439	—	832,078	—
Cost of maintenance and support	768,140	835,353	1,574,662	1,693,171
Cost of software as a service	285,832	455,370	625,208	939,613
Selling, general and administrative	2,790,171	3,341,949	6,163,699	6,940,790
Research and development	1,495,972	2,108,567	3,052,910	3,830,754
Total operating expenses	6,871,559	7,941,894	14,669,828	15,989,231
Operating loss	(955,400)	(567,831)	(2,829,988)	(1,947,947)
Other expense (income):
Interest expense	(120,377)	(120,014)	(247,645)	(282,026)
Miscellaneous income (expenses)	(19,681)	(44,756)	(57,725)	21,466
Loss before income taxes	(1,095,458)	(732,601)	(3,135,358)	(2,208,507)
Income tax benefit (expense)	(2,607)	(1,701)	(5,215)	(3,402)
Net loss	$(1,098,065)	$(734,302)	$(3,140,573)	$(2,211,909)
Less: deemed dividends on Series A Preferred Shares	—	(418,506)	—	(803,225)
Net loss attributable to common shareholders	$(1,098,065)	$(1,152,808)	$(3,140,573)	$(3,015,134)
Basic net loss per common share	$(0.06)	$(0.06)	$(0.16)	$(0.16)
Number of shares used in basic per common share computation	19,834,859	19,791,805	19,765,125	19,393,547
Diluted net loss per common share	$(0.06)	$(0.06)	$(0.16)	$(0.16)
Number of shares used in diluted per common share computation	19,834,859	19,791,805	19,765,125	19,393,547

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	July 31,	January 31,
	2017	2017
Current assets:
Cash and cash equivalents	$2,916,459	$5,654,093
Accounts receivable, net of allowance for doubtful accounts of $286,084 and $198,449, respectively	4,621,331	4,489,789
Contract receivables	69,625	466,423
Prepaid hardware and third party software for future delivery	5,858	5,858
Prepaid client maintenance contracts	710,309	595,633
Other prepaid assets	861,300	732,496
Other current assets	665	439
Total current assets	9,185,547	11,944,731

Non-current assets:
Property and equipment:
Computer equipment	3,081,856	3,110,274
Computer software	831,242	827,642
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	5,325,889	5,350,707
Accumulated depreciation and amortization	(3,814,938)	(3,447,198)
Property and equipment, net	1,510,951	1,903,509

Capitalized software development costs, net of accumulated amortization of $17,688,421 and $16,544,797 respectively	4,285,069	4,584,245
Intangible assets, net of accumulated amortization of $6,473,451 and $5,807,338, respectively	6,330,485	6,996,599
Goodwill	15,537,281	15,537,281
Other	636,232	672,133
Total non-current assets	28,300,018	29,693,767
	$37,485,565	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	July 31,	January 31,
	2017	2017
Current liabilities:
Accounts payable	$1,566,454	$1,116,525
Accrued compensation	481,528	496,706
Accrued other expenses	188,172	484,391
Current portion of term loan	596,980	655,804
Deferred revenues	9,298,192	9,916,454
Current portion of capital lease obligations	23,188	91,337
Total current liabilities	12,155,214	12,761,217

Non-current liabilities:
Term loan, net of deferred financing cost of $181,477 and $199,211, respectively	4,164,381	4,883,286
Warrants liability	360	46,191
Royalty liability	2,423,602	2,350,754
Lease incentive liability	311,585	339,676
Deferred revenues, less current portion	363,910	568,515
Total non-current liabilities	7,263,838	8,188,422
Total liabilities	19,419,052	20,949,639

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $0	8,849,985	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 19,962,672 and 19,695,391 shares issued and outstanding, respectively	199,627	196,954
Additional paid in capital	81,183,325	80,667,771
Accumulated deficit	(72,166,424)	(69,025,851)
Total stockholders’ equity	9,216,528	11,838,874
	$37,485,565	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended July 31,
	2017	2016
Operating activities:
Net loss	$(3,140,573)	$(2,211,909)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	403,090	630,706
Amortization of capitalized software development costs	1,143,624	1,425,962
Amortization of intangible assets	666,114	650,892
Amortization of other deferred costs	161,064	115,113
Valuation adjustment for warrants liability	(45,831)	(61,856)
Share-based compensation expense	555,229	909,411
Other valuation adjustments	86,192	83,937
Loss on disposal of property and equipment	(720)	567
Provision for accounts receivable	166,170	88,472
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	99,086	357,774
Other assets	(333,401)	(214,327)
Accounts payable	449,929	(403,600)
Accrued expenses	(352,132)	(472,420)
Deferred revenues	(822,867)	(759,411)
Net cash (used in) provided by operating activities	(965,026)	139,311

Investing activities:
Purchases of property and equipment	(9,812)	(60,518)
Capitalization of software development costs	(844,448)	(936,560)
Net cash used in investing activities	(854,260)	(997,078)

Financing activities:
Principal repayments on term loan	(813,197)	(2,075,172)
Principal payments on capital lease obligation	(68,149)	(438,962)
Proceeds from exercise of stock options and stock purchase plan	—	14,793
Payments related to settlement of employee shared-based awards	(37,002)	(11,702)
Net cash used in financing activities	(918,348)	(2,511,043)
Decrease in cash and cash equivalents	(2,737,634)	(3,368,810)
Cash and cash equivalents at beginning of period	5,654,093	9,882,136
Cash and cash equivalents at end of period	$2,916,459	$6,513,326

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	July 31, 2017	January 31, 2017	July 31, 2016
Company Proprietary Software	$11,458,000	$11,504,000	$15,133,000
Third Party Hardware and Software	50,000	150,000	200,000
Professional Services	3,517,000	4,068,000	5,563,000
Audit Services	1,454,000	1,847,000	—
Maintenance and Support	16,583,000	19,193,000	19,569,000
Software as a Service	13,300,000	13,861,000	13,177,000
Total	$46,362,000	$50,623,000	$53,642,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	July 31, 2017
	Value	% of Total Bookings
Streamline Health Software licenses	$59,000	5%
Software as a service	47,000	4%
Maintenance and support	122,000	11%
Audit Services	108,000	10%
Professional services	777,000	70%
Hardware & third party software	—	0%
Total bookings	$1,113,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

	Three Months Ended,		Six Months Ended,
Adjusted EBITDA Reconciliation	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Net loss	$(1,098)	$(734)	$(3,134)	$(2,212)
Interest expense	120	120	248	282
Income tax expense	3	2	5	3
Depreciation	200	310	403	631
Amortization of capitalized software development costs	572	710	1,144	1,426
Amortization of intangible assets	333	325	666	651
Amortization of other costs	43	36	126	80
EBITDA	173	769	(549)	861
Share-based compensation expense	288	432	555	909
(Gain) Loss on disposal of fixed assets	—	—	(1)	1
Associate severances and other costs relating to transactions or corporate restructuring	—	110	—	110
Non-cash valuation adjustments to assets and liabilities	23	14	40	22
Transaction related professional fees, advisory fees and other internal direct costs	—	236	—	255
Adjusted EBITDA	$484	$1,561	$45	$2,158
Adjusted EBITDA Margin(1)	8%	21%	—%	15%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.06)	$(0.06)	$(0.16)	$(0.16)
Adjusted EBITDA per adjusted diluted share (2)	$0.02	$0.07	$—	$0.10

Diluted weighted average shares	19,834,859	19,791,805	19,765,125	19,393,547
Includable incremental shares — adjusted EBITDA (3)	3,378,484	3,376,285	3,322,319	3,313,870
Adjusted diluted shares	23,213,343	23,168,090	23,087,444	22,707,417

(1)                                 Adjusted EBITDA as a percentage of GAAP revenues.

(2)                                 Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)                                 The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.